Exhibit 10.109
                                 --------------



                                     RELEASE

         This Release is made this 19th day of August, 2002, by William J. Russell ("Russell"), Tamie P. Speciale ("Speciale") and Dispute Resolution Management, Inc. ("DRM") for itself and on behalf of its officers, directors, agents, attorneys and employees (collectively the "Releasors")

1.       Recitals.
         ---------

         (A) On or about August 30, 2000, Commodore Applied Technologies, Inc., its officers, directors, agents, attorneys and employees (collectively "Commodore" or "the Released Party") entered into an Amended and Restated Stock Purchase Agreement (the "Agreement") with Russell, Speciale and DRM.

         (B) Commodore breached its obligation under Paragraph 7.2(b) of the Agreement, thereby giving Russell and Speciale the right to foreclose on the DRM stock and the Commodore stock (the "Collateral") pursuant to Paragraph 6 of the Pledge and Security Agreement attached as Exhibit D to the Agreement.

         (C) On May 12, 2002, Russell and Speciale gave notice to Commodore of their intent to foreclose on the Collateral.

         (D) On July 3, 2002, Russell and Speciale sent a notice to Commodore of their intent to conduct a foreclosure sale on the Collateral on July 17, 2002.

         (E) On July 12, 2002, Commodore filed a Complaint and a Motion for Temporary Restraining Order requesting that the United States District Court for the Southern District of New York in Case No. 02 CV 5341 (the "Litigation") temporarily restrain and preliminarily enjoin Russell and Speciale from conducting the foreclosure sale of the Collateral.


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         (F) At a hearing on July 16, 2002, Judge Denny Chin of the United State
District Court for the Southern District of New York denied Commodore's Motion for a Temporary Restraining Order.

         (G). On July 17, 2002, Russell and Speciale conducted a foreclosure sale of the Collateral. Russell and Speciale were the successful bidders for the Collateral.

         (H) Releasors have reached an agreement with the Released Party to settle the Litigation, and Releasors delivers this Release to the Released Party in connection with the settlement described in this recital.

         NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, RECIEPT OF WHICH IS HEREBY ACKNOWLEDGED BY RELEASORS:

         (1) Releasors forever release and discharge the Released Party from any and all claims, demands, causes of action, obligations, controversies, debts, damages, losses and liabilities of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, and whether or not concealed or hidden which Releasors now own or hold or have at anytime owned or held against the Released Party based on, arising from, or in any way related to the conduct or inaction of the Released Party from the beginning of time to the date of this Release.

         This Release includes, but is not limited to, all conduct or inaction of the Released Party related to the negotiation of the Agreement, the execution of the Agreement, the conduct of the officers and directors of Commodore, and the performance of the Released Party under the Agreement, and extends to any and all claims or counterclaims that have been or could have been asserted by Releasors in the Litigation.

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         (2) Releasors  understand,  acknowledge and agree that if any fact with respect to any of the matters described in Paragraph (1) of this Release is found hereafter to be other than, or different from, a fact now believed to be true, Releasors expressly assume the risk of any difference in fact and agrees that this Release shall be, and will remain, effective notwithstanding any such difference in fact.

         (3) Releasors understand, acknowledge and agree that this Release may be pleaded as a full and complete defense to, and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of this Release.

         (4) Releasors understand, acknowledge and agree that this Release shall inure to the benefit of the successors, administrators, executors, representatives, heirs, and assigns of the Released Party, and shall be binding upon the Releasors and their successors.

         (5) Releasors understand, acknowledge and agree that this Release constitutes the entire Release and that it may not be altered, amended, modified or otherwise changed in any respect whatsoever except by writing duly executed.

         (6) Releasors represent and warrant that they enter into this Release upon the legal advise of an attorney, who is their attorney of choice, and that said attorney has explained the terms of this Release, and that Releasors fully understand and voluntarily accept its terms.

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         (8)  This  Release  shall  be  construed   under,  and  interpreted  in
accordance with, the laws of the State of Utah.

Dated: April 19, 2002                     /s/ William J. Russell
                                          ----------------------
                                          William J. Russell

Dated:  April 19, 2002                    /s/ Tamie P. Speciale
                                          ---------------------
                                          Tamie P. Speciale


Dated:  April 19, 2002                    Dispute Resolution Management, Inc.

                                          By: /s/ Tamie P. Speciale
                                          -------------------------
                                          Its:  President & COO


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